UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2011



[LOGO OF USAA]
   USAA(R)
                                          [GRAPHIC OF USAA SMALL CAP STOCK FUND]

 ===============================================

       ANNUAL REPORT
       USAA SMALL CAP STOCK FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2011

 ===============================================

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

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PRESIDENT'S MESSAGE

"LOOKING BACK AT THE FISCAL YEAR, WE SHOULD
ALL TAKE NOTE OF HOW DIFFICULT -- EVEN
IMPOSSIBLE -- IT IS TO PREDICT WHAT IS             [PHOTO OF DANIEL S. McNAMARA]
GOING TO HAPPEN NEXT. THIS IS WHY I PREFER
TO MAKE MY OWN INVESTMENT DECISIONS IN THE
CONTEXT OF MY INVESTMENT PLAN, WHICH IS
BASED ON MY GOALS, RISK TOLERANCE, AND
TIME HORIZON."

--------------------------------------------------------------------------------

AUGUST 2011

The one-year reporting period was turbulent, characterized by persistent concerns and punctuated by dramatic events. Yet, despite the headlines, stocks posted strong gains. Riskier asset classes generally outperformed U.S. Treasuries. Interestingly, U.S. Treasury prices fell steeply and then rebounded. As a result, U.S. Treasury yields, which move in the opposite direction of prices, ended the reporting period almost exactly where they started. (Yields declined significantly after fiscal year-end as investors fled riskier asset classes for the relative safe haven of U.S. Treasuries.)

When the period began, U.S. Treasury prices were rising. Investors seemed to prefer U.S. government securities as economic growth slowed. At the time, the Federal Reserve (the Fed) was also expected to reverse its monetary accommodations, which some observers believed would compound the nation's economic problems. However, after the Fed hinted about a second round of quantitative easing (QE2), U.S. Treasury prices declined and yields increased. The trend continued even after the Fed announced it would buy $600 billion in long-term U.S. Treasuries in the open market. Higher risk assets, such as stocks, corporate bonds and high-yield securities, rallied as investors sought better returns.

In February 2011, investor confidence faltered. U.S. Treasury prices started to rise as political unrest emerged in Tunisia and spread to other nations in North Africa and the Middle East. Oil prices increased in response, threatening to derail global economic growth. During March, Japan experienced a massive earthquake followed by a tsunami. The terrible toll on human life and on that nation's infrastructure, including emergencies at some nuclear power plants, led to speculation about the potential impact of the disaster on companies that do business in or with Japan. It also led to supply disruptions that slowed worldwide economic growth. Fortunately, as of this writing, the impact on the financial markets has been minimal.

Throughout the fiscal year, there was also a never-ending stream of bad news from the European Union (EU). A number of EU peripheral nations are struggling with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. Despite action by the

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

================================================================================

EU and International Monetary Fund, a permanent solution has yet to be found. In my opinion, the health of the entire global financial system has been stressed by the EU's fiscal challenges.

In the U.S., home prices softened in many markets as mortgage lenders renewed their foreclosure filings. Although new jobs were created, the slow rate of growth did not allow the U.S. unemployment rate to improve materially. At the end of June, and as expected, the Fed ended QE2. Surprisingly, U.S. Treasuries continued to rally even as U.S. legislators hotly debated whether to raise the nation's debt ceiling and in spite of one of the three major credit rating agencies putting U.S. government debt on its watch list. (Following the end of reporting period, the U.S. was downgraded one notch to a still very strong AA+.) After the debt debate was settled, the market quickly turned its attention to weaker-than-expected economic growth and escalating sovereign debt concerns in Europe. Although U.S. Treasury yields ended the reporting period about where they started, interest rates fell dramatically after fiscal year-end (as of this writing, the interest rate on a 10-year U.S. Treasury note is below 2.25%). At the same time, volatility in the equity markets increased and stocks declined.

Looking back at the fiscal year, we should all take note of how difficult -- even impossible -- it is to predict what is going to happen next. This is why I prefer to make my own investment decisions in the context of my investment plan, which is based on my goals, risk tolerance, and time horizon. The noise of the latest headlines is not a factor in my considerations, and I sincerely encourage you to follow my example. If you would like to review your strategy, please call on one of our USAA service representatives. They are ready to assist you free of charge.

On behalf of all of us here at USAA Investment Company, thank you for the opportunity to manage your investments. We are proud to serve your financial needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License
# 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

FUND RECOGNITION                                                              6

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Distributions to Shareholders                                            14

    Report of Independent Registered Public Accounting Firm                  15

    Portfolio of Investments                                                 16

    Notes to Portfolio of Investments                                        33

    Financial Statements                                                     35

    Notes to Financial Statements                                            38

EXPENSE EXAMPLE                                                              55

ADVISORY AGREEMENTS                                                          57

TRUSTEES' AND OFFICERS' INFORMATION                                          65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

LONG-TERM GROWTH OF CAPITAL.

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TYPES OF INVESTMENTS

Normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

Batterymarch Financial Management, Inc.       Wellington Management Company, LLP

   Yu-NIEN (CHARLES) KO, CFA                      TIMOTHY J. McCORMACK, CFA
   STEPHEN LANZENDORF, CFA                        SHAUN F. PEDERSEN

--------------------------------------------------------------------------------

O HOW DID THE USAA SMALL CAP STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the fiscal year ended July 31, 2011, the Fund had a total return of 24.38%. This compares to returns of 23.92% for the Russell 2000 Index, 24.72% for the S&P SmallCap 600 Index, and 24.27% for the Lipper Small-Cap Core Funds Index.

   The Fund has two subadvisers. Batterymarch Financial Management, Inc. (Batterymarch) manages the growth portion of the Fund against the Russell 2000(R) Growth Index, and Wellington Management Company, LLP (Wellington Management) manages the value portion of the Fund against the Russell 2000(R) Value Index.

o HOW DID THE BATTERYMARCH PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

   Batterymarch employs a disciplined framework to compare U.S. small-cap stocks across multiple perspectives based on proven fundamentals. These include measures of growth and value as well

   Refer to page 9 for benchmark definitions.

   Past performance is no guarantee of future results.

   The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. o The unmanaged Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

================================================================================

2  | USAA SMALL CAP STOCK FUND

================================================================================

   as other dimensions such as cash flow and analyst expectations. On an allocation level, we maintain close-to-benchmark sector weightings, which means that stock selection is the key driver of our performance.

   For the 12-month period, stock selection in our portion of the portfolio struggled periodically, relative to the Russell 2000(R) Growth Index. A number of global shocks led investors to vacillate between risk aversion and risk-taking behavior. Overall, stock selection detracted within the information technology, industrials, and consumer discretionary sectors, while selection in the healthcare and energy sectors added to relative performance. The primary detractors at the stock level came from an overweight position in Aeropostale Inc., and an underweight position in Riverbed Technology, Inc. A non-benchmark holding, International Coal Group, Inc., was the primary contributor at the stock level, followed by an overweight position in Questcor Pharmaceuticals, Inc.

o  WHAT IS BATTERYMARCH'S POSITIONING AND OUTLOOK?

   As of July 31, 2011, the largest overweight sectors in Batterymarch's portion of the portfolio compared with the Russell 2000(R) Growth Index were in the information technology and materials sectors. The largest underweight sectors were in the industrials and energy sectors.

   While uncertainty over the continuation of the Fed's stimulus program and unanswered questions regarding both the U.S. debt ceiling and the European debt crisis weighed on equity markets in the second quarter, the resolution of these issues is likely to bring further clarity to the markets in the coming months. That said, recent market action serves to underscore the difficulty in assessing future market direction. For this reason, Batterymarch continues to focus on stocks with compelling valuations and strong cash flow measures, and our sector exposures relative to the benchmark remain moderate.

   Riverbed Technology, Inc. and International Coal Group, Inc. were sold out of the Fund prior to July 31, 2011.

   You will find a complete list of securities that the Fund owns on pages
   16-32.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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o  HOW DID THE WELLINGTON MANAGEMENT PORTION OF THE FUND PERFORM?

   Wellington Management's Small Cap Value Portfolio outperformed the Russell 2000(R) Value Index for the period. Consistent with our bottom-up process, outperformance was driven by security selection. Results were particularly strong within the industrials, consumer discretionary, and consumer staples sectors. Selection had a negative impact within materials, health care, and energy sectors. Overall, allocation among sectors, a residual of our bottom-up stock selection process, was beneficial during the period.

   Top individual contributors to relative and absolute performance during the period included Belden, Inc. a designer, manufacturer and marketer of electronic cables and connectivity products for the specialty electronics and data-networking markets; Herbalife Ltd., a leading worldwide direct marketer of health and nutrition products; and Stage Stores, Inc. a specialty department store operator.

   Holdings that detracted most from relative and absolute performance during the period were Penn Virginia Corp., an independent oil and gas company; Platinum Underwriters Holdings Ltd., a provider of property and casualty reinsurance coverage to insurers and select reinsurers on a worldwide basis; and Zep, Inc. a provider of cleaning and maintenance chemicals and related products and services. Scorpio Tankers, Inc. and Skechers U.S.A., Inc. "A" were also among the largest detractors from absolute return.

o  HOW IS THE WELLINGTON MANAGEMENT PORTFOLIO POSITIONED?

   Our Small-Cap Value investment approach emphasizes individual stock selection, with sector weights a residual of this bottom-up process. We do, however, carefully consider diversification across economic sectors to limit risk. Based on our two- to three-year time horizon we continue

   Herbalife Ltd. was sold out of the Fund prior to July 31, 2011.

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4  | USAA SMALL CAP STOCK FUND

================================================================================

   to find attractively valued investment opportunities in a volatile environment. Driven by our stock-by-stock decisions, exposure to the financials and industrials sectors increased, while exposure to the consumer staples and information technology sectors declined. At the close of the period, the Fund was most overweight in the industrials, consumer discretionary, and health care sectors relative to the Russell 2000 Value Index. Financials, information technology, and consumer staples comprised the largest underweight sectors.

   The performance of the USAA Small Cap Stock Fund will reflect the volatility of investments in small-cap stocks and IPOs. o Investing in small-cap companies involves the greater risk of investing in smaller, less well-known companies, especially those which have a narrow product line or are traded infrequently, compared to investing in established companies with proven track records.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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FUND RECOGNITION

USAA SMALL CAP STOCK FUND SHARES

--------------------------------------------------------------------------------

                           LIPPER LEADER (OVERALL)

                                     [5]

                               TAX EFFICIENCY

                               AS OF 6/30/2011

                               TAX EFFICIENCY
--------------------------------------------------------------------------------
                                                                 NUMBER OF FUNDS
PERIOD                          LIPPER SCORE                     WITHIN CATEGORY
--------------------------------------------------------------------------------
Overall                              5                                 675
Three-year                           4                                 675
Five-year                            4                                 529
10-year                              5                                 311

--------------------------------------------------------------------------------

Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of June 30, 2011. Tax efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Tax Efficiency metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

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6  | USAA SMALL CAP STOCK FUND

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INVESTMENT OVERVIEW

USAA SMALL CAP STOCK FUND SHARES (Symbol: USCAX)

--------------------------------------------------------------------------------
                                               7/31/11              7/31/10
--------------------------------------------------------------------------------
Net Assets                                  $700.6 Million       $542.5 Million
Net Asset Value Per Share                       $14.17               $11.41


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/11
--------------------------------------------------------------------------------
1 Year                                5 Years                          10 Years

24.38%                                 3.71%                             6.04%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/10*
--------------------------------------------------------------------------------

                                      1.32%

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 S&P SMALL       LIPPER SMALL-CAP    RUSSELL 2000        USAA SMALL
               CAP 600 INDEX     CORE FUNDS INDEX       INDEX       CAP STOCK FUND SHARES
 7/31/2001       $10,000.00        $10,000.00         $10,000.00         $10,000.00
 8/31/2001         9,772.01          9,720.16           9,677.01           9,642.17
 9/30/2001         8,450.99          8,446.56           8,374.37           8,520.31
10/31/2001         8,901.64          8,948.35           8,864.44           8,887.81
11/30/2001         9,552.81          9,613.34           9,550.69           9,419.73
12/31/2001        10,199.24         10,288.56          10,140.20          10,000.00
 1/31/2002        10,288.19         10,166.67          10,034.73          10,067.70
 2/28/2002        10,111.28          9,895.22           9,759.71           9,893.62
 3/31/2002        10,909.96         10,655.53          10,544.12          10,638.30
 4/30/2002        11,218.26         10,707.88          10,640.21          10,880.08
 5/31/2002        10,753.92         10,308.77          10,167.98          10,444.87
 6/30/2002        10,197.68          9,731.36           9,663.47           9,903.29
 7/31/2002         8,757.45          8,408.67           8,203.99           9,294.00
 8/31/2002         8,840.51          8,453.23           8,183.10           9,294.00
 9/30/2002         8,299.50          7,854.86           7,595.44           8,704.06
10/31/2002         8,565.18          8,134.01           7,838.96           8,713.73
11/30/2002         9,011.34          8,734.27           8,538.54           9,023.21
12/31/2002         8,707.18          8,309.94           8,063.12           8,907.16
 1/31/2003         8,407.90          8,066.94           7,839.96           8,646.03
 2/28/2003         8,138.86          7,815.04           7,603.07           8,423.60
 3/31/2003         8,202.81          7,881.03           7,700.97           8,646.03
 4/30/2003         8,868.51          8,537.27           8,431.16           9,177.95
 5/31/2003         9,583.63          9,287.27           9,335.93           9,564.80
 6/30/2003         9,832.65          9,501.08           9,504.88           9,806.58
 7/31/2003        10,343.91          9,988.31          10,099.60          10,038.68
 8/31/2003        10,847.30         10,421.19          10,562.65          10,386.85
 9/30/2003        10,528.69         10,194.86          10,367.68          10,232.11
10/31/2003        11,441.33         10,995.99          11,238.33          10,928.43
11/30/2003        11,874.28         11,392.11          11,637.15          11,266.92
12/31/2003        12,084.61         11,708.91          11,873.25          11,344.29
 1/31/2004        12,432.08         12,079.87          12,389.09          11,615.09
 2/29/2004        12,671.31         12,290.07          12,500.15          11,750.48
 3/31/2004        12,836.45         12,423.33          12,616.65          11,905.22
 4/30/2004        12,410.87         11,996.35          11,973.40          11,479.69
 5/31/2004        12,600.77         12,100.77          12,163.97          11,557.06
 6/30/2004        13,298.90         12,617.34          12,676.24          12,050.29
 7/31/2004        12,570.19         11,952.52          11,822.70          11,431.33
 8/31/2004        12,459.26         11,847.95          11,761.94          11,334.62
 9/30/2004        13,116.25         12,437.13          12,314.11          11,914.89
10/31/2004        13,360.88         12,640.79          12,556.51          12,147.00
11/30/2004        14,502.64         13,639.05          13,645.64          13,065.76
12/31/2004        14,821.70         13,859.49          14,049.54          13,473.13
 1/31/2005        14,486.14         13,457.66          13,463.35          13,125.63
 2/28/2005        14,901.40         13,772.09          13,691.40          13,492.99
 3/31/2005        14,515.62         13,425.31          13,299.46          13,214.99
 4/30/2005        13,704.87         12,700.37          12,537.81          12,569.63
 5/31/2005        14,612.56         13,381.01          13,358.42          13,334.13
 6/30/2005        15,087.67         13,837.05          13,873.67          13,999.35
 7/31/2005        15,995.96         14,659.38          14,752.65          14,694.35
 8/31/2005        15,760.13         14,523.92          14,479.12          14,386.56
 9/30/2005        15,898.86         14,662.48          14,524.54          14,555.35
10/31/2005        15,401.20         14,212.35          14,073.56          13,969.56
11/30/2005        16,108.46         14,861.81          14,756.77          14,545.42
12/31/2005        15,960.14         14,906.91          14,689.34          14,545.50
 1/31/2006        17,296.27         16,042.74          16,006.56          15,326.83
 2/28/2006        17,166.70         15,936.68          15,962.49          15,294.72
 3/31/2006        18,009.01         16,638.65          16,736.94          15,894.09
 4/30/2006        18,007.38         16,763.68          16,734.22          16,022.53
 5/31/2006        17,185.04         15,954.48          15,794.42          15,209.10
 6/30/2006        17,188.28         15,846.07          15,895.97          15,326.83
 7/31/2006        16,597.73         15,307.92          15,378.73          14,973.63
 8/31/2006        16,883.55         15,610.76          15,834.06          15,219.80
 9/30/2006        17,037.02         15,683.68          15,965.88          15,455.27
10/31/2006        17,880.60         16,442.45          16,885.16          16,204.48
11/30/2006        18,375.89         16,921.86          17,329.32          16,793.15
12/31/2006        18,373.14         16,949.21          17,387.35          16,774.01
 1/31/2007        18,751.40         17,252.06          17,678.32          17,171.76
 2/28/2007        18,649.63         17,290.84          17,538.04          17,205.86
 3/31/2007        18,962.31         17,481.37          17,725.79          17,569.52
 4/30/2007        19,385.00         17,980.26          18,044.19          18,058.19
 5/31/2007        20,277.37         18,756.34          18,784.12          18,842.35
 6/30/2007        19,945.30         18,566.57          18,508.42          18,546.87
 7/31/2007        18,938.77         17,593.60          17,242.54          17,376.32
 8/31/2007        19,293.75         17,661.81          17,633.36          17,626.34
 9/30/2007        19,581.31         18,038.77          17,936.04          17,796.81
10/31/2007        19,945.58         18,474.98          18,450.63          18,160.48
11/30/2007        18,465.27         17,237.23          17,125.77          16,830.83
12/31/2007        18,318.66         17,275.11          17,115.08          16,641.17
 1/31/2008        17,422.78         16,132.15          15,947.93          15,553.67
 2/29/2008        16,886.23         15,823.27          15,356.79          14,959.35
 3/31/2008        16,951.60         15,687.60          15,421.12          14,744.38
 4/30/2008        17,631.94         16,446.08          16,066.81          15,503.09
 5/31/2008        18,410.77         17,258.71          16,804.87          16,223.87
 6/30/2008        17,019.88         16,059.70          15,511.10          15,123.73
 7/31/2008        17,371.21         16,102.45          16,085.10          15,262.83
 8/31/2008        18,096.80         16,473.57          16,666.48          15,604.25
 9/30/2008        16,874.36         14,934.70          15,338.49          14,251.21
10/31/2008        13,474.65         11,750.52          12,147.63          11,431.32
11/30/2008        11,900.36         10,525.52          10,710.73          10,002.40
12/31/2008        12,626.38         11,127.36          11,332.39          10,634.78
 1/31/2009        11,022.78         10,123.75          10,071.99           9,482.68
 2/28/2009         9,702.88          9,040.71           8,848.00           8,507.83
 3/31/2009        10,499.91          9,853.45           9,637.84           9,318.10
 4/30/2009        12,332.85         11,409.59          11,127.68          10,546.16
 5/31/2009        12,531.60         11,941.90          11,463.17          10,824.69
 6/30/2009        12,711.42         12,043.46          11,631.54          10,951.29
 7/31/2009        14,023.93         13,106.87          12,751.78          12,014.77
 8/31/2009        14,344.83         13,509.02          13,117.43          12,356.61
 9/30/2009        15,083.22         14,323.24          13,874.00          13,027.61
10/31/2009        14,224.04         13,535.27          12,932.03          12,407.25
11/30/2009        14,595.17         14,004.22          13,337.97          12,749.08
12/31/2009        15,854.93         14,966.02          14,411.59          13,622.65
 1/31/2010        15,318.42         14,433.47          13,881.08          13,394.76
 2/28/2010        15,976.61         15,083.90          14,506.37          13,850.54
 3/31/2010        17,219.81         16,108.57          15,687.02          14,901.36
 4/30/2010        18,226.87         16,914.68          16,574.81          15,585.02
 5/31/2010        16,910.98         15,679.24          15,317.56          14,610.17
 6/30/2010        15,715.82         14,653.13          14,130.54          13,622.65
 7/31/2010        16,712.52         15,588.71          15,101.58          14,445.58
 8/31/2010        15,464.96         14,664.92          13,983.49          13,432.74
 9/30/2010        17,227.98         16,303.45          15,725.78          14,977.32
10/31/2010        17,961.04         16,891.82          16,369.31          15,610.34
11/30/2010        18,601.24         17,464.79          16,936.89          16,205.38
12/31/2010        20,026.02         18,813.31          18,281.81          17,371.20
 1/31/2011        20,056.40         18,829.04          18,234.70          17,307.80
 2/28/2011        20,940.34         19,762.50          19,234.72          18,055.91
 3/31/2011        21,570.43         20,251.88          19,733.21          18,537.74
 4/30/2011        22,131.05         20,746.93          20,254.28          19,184.40
 5/31/2011        21,931.67         20,360.07          19,874.54          18,854.73
 6/30/2011        21,535.05         19,975.35          19,416.32          18,537.74
 7/31/2011        20,844.10         19,372.56          18,714.51          17,967.14

                                   [END CHART]

                    Data from 7/31/01 to 7/31/11.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

8  | USAA SMALL CAP STOCK FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Shares to the following benchmarks:

o The unmanaged S&P SmallCap 600(R) Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

o The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category.

o The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                               7/31/11              7/31/10
--------------------------------------------------------------------------------
Net Assets                                  $137.4 Million       $78.5 Million
Net Asset Value Per Share                       $14.23              $11.46


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/11
--------------------------------------------------------------------------------
1 Year                                                   Since Inception 8/01/08

24.81%                                                            5.87%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 7/31/10**
--------------------------------------------------------------------------------

                                     0.89%

*The USAA Small Cap Stock Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              LIPPER SMALL-CAP   S&P SMALLCAP   USAA SMALL CAP STOCK FUND
              CORE FUNDS INDEX    600 INDEX       INSTITUTIONAL SHARES      RUSSELL 2000 INDEX
 7/31/2008       $10,000.00       $10,000.00           $10,000.00               $10,000.00
 8/31/2008        10,230.47        10,417.70            10,198.35                10,361.44
 9/30/2008         9,274.80         9,713.98             9,314.05                 9,535.84
10/31/2008         7,297.35         7,756.89             7,471.07                 7,552.10
11/30/2008         6,536.60         6,850.62             6,537.19                 6,658.79
12/31/2008         6,910.35         7,268.57             6,952.86                 7,045.27
 1/31/2009         6,287.09         6,345.43             6,197.84                 6,261.69
 2/28/2009         5,614.49         5,585.61             5,558.97                 5,500.74
 3/31/2009         6,119.22         6,044.43             6,098.28                 5,991.78
 4/30/2009         7,085.63         7,099.59             6,903.08                 6,918.00
 5/31/2009         7,416.20         7,214.01             7,093.91                 7,125.92
 6/30/2009         7,479.27         7,317.52             7,168.59                 7,231.25
 7/31/2009         8,139.67         8,073.09             7,882.13                 7,927.69
 8/31/2009         8,389.42         8,257.82             8,106.14                 8,155.02
 9/30/2009         8,895.07         8,682.88             8,545.88                 8,625.37
10/31/2009         8,405.72         8,188.28             8,139.33                 8,039.75
11/30/2009         8,696.95         8,401.93             8,371.65                 8,292.13
12/31/2009         9,294.25         9,127.13             8,944.14                 8,959.59
 1/31/2010         8,963.52         8,818.28             8,794.79                 8,629.78
 2/28/2010         9,367.46         9,197.18             9,101.78                 9,018.51
 3/31/2010        10,003.80         9,912.84             9,790.43                 9,752.52
 4/30/2010        10,504.41        10,492.57            10,246.76                10,304.45
 5/31/2010         9,737.17         9,735.06             9,607.90                 9,522.83
 6/30/2010         9,099.93         9,047.05             8,969.03                 8,784.87
 7/31/2010         9,680.95         9,620.82             9,508.33                 9,388.55
 8/31/2010         9,107.26         8,902.64             8,852.87                 8,693.45
 9/30/2010        10,124.83         9,917.55             9,865.10                 9,776.62
10/31/2010        10,490.22        10,339.55            10,288.25                10,176.69
11/30/2010        10,846.05        10,708.09            10,678.21                10,529.55
12/31/2010        11,683.51        11,528.28            11,458.87                11,365.68
 1/31/2011        11,693.27        11,545.77            11,417.17                11,336.40
 2/28/2011        12,272.98        12,054.63            11,917.56                11,958.10
 3/31/2011        12,576.89        12,417.35            12,234.47                12,268.01
 4/30/2011        12,884.33        12,740.08            12,659.80                12,591.96
 5/31/2011        12,644.08        12,625.30            12,451.31                12,355.87
 6/30/2011        12,405.16        12,396.98            12,242.81                12,071.00
 7/31/2011        12,030.82        11,999.22            11,867.52                11,634.69

                                   [END CHART]

                      Data from 7/31/08 to 7/31/11.*

                      See page 9 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Institutional Shares to the benchmarks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the S&P SmallCap 600 Index, the Lipper Small-Cap Core Funds Index, and Russell 2000 Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2011
                                (% of Net Assets)

Carlisle Companies, Inc. ................................................   1.5%
Belden, Inc. ............................................................   1.4%
Cato Corp. "A" ..........................................................   1.3%
Stage Stores, Inc. ......................................................   1.1%
United Stationers, Inc. .................................................   1.1%
Arbitron, Inc. ..........................................................   1.1%
ICON plc ADR ............................................................   1.0%
Websense, Inc. ..........................................................   1.0%
Mueller Industries, Inc. ................................................   1.0%
Kirby Corp. .............................................................   1.0%

You will find a complete list of securities that the Fund owns on pages 16-32.

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 7/31/2011 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

INDUSTRIALS                                                                18.2%
INFORMATION TECHNOLOGY                                                     16.5
CONSUMER DISCRETIONARY                                                     16.1
FINANCIALS                                                                 15.4
HEALTH CARE                                                                13.4
ENERGY                                                                      6.6
MATERIALS                                                                   5.5
UTILITIES                                                                   2.7
CONSUMER STAPLES                                                            2.3
TELECOMMUNICATION SERVICES                                                  0.5
SHORT-TERM INVESTMENTS*                                                     3.2

                                   [END CHART]

*Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

100% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2011, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $7,000 as qualifying interest income.

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SMALL CAP STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Small Cap Stock Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Small Cap Stock Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 19, 2011

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            COMMON STOCKS (97.2%)

            CONSUMER DISCRETIONARY (16.1%)
            -----------------------------
            ADVERTISING (1.2%)
   236,500  Arbitron, Inc.                                              $  9,252
    87,740  Harte Hanks, Inc.                                                717
                                                                        --------
                                                                           9,969
                                                                        --------
            APPAREL RETAIL (4.5%)
    94,975  Aeropostale, Inc.*                                             1,600
   127,100  Ann, Inc.*                                                     3,297
   175,500  Ascena Retail Group, Inc.*                                     5,672
   404,864  Cato Corp. "A"                                                11,263
    41,800  Children's Place Retail Stores, Inc.*                          2,020
    33,269  Citi Trends, Inc.*                                               467
   123,200  Collective Brands, Inc.*                                       1,451
    61,100  Express, Inc.                                                  1,371
   544,850  Stage Stores, Inc.                                             9,699
    66,620  Stein Mart, Inc.                                                 633
                                                                        --------
                                                                          37,473
                                                                        --------
            APPAREL, ACCESSORIES & LUXURY GOODS (0.8%)
    26,620  Carter's, Inc.*                                                  892
    12,100  Cherokee, Inc.                                                   192
    48,100  True Religion Apparel, Inc.*                                   1,620
    74,800  Warnaco Group, Inc.*                                           3,987
                                                                        --------
                                                                           6,691
                                                                        --------
            AUTO PARTS & EQUIPMENT (1.0%)
    78,000  American Axle & Manufacturing Holdings, Inc.*                    895
   242,400  Dana Holding Corp.*                                            4,041
    12,413  Dorman Products, Inc.*                                           443
    74,000  Standard Motor Products, Inc.                                  1,051
    50,000  Tenneco, Inc.*                                                 1,997
                                                                        --------
                                                                           8,427
                                                                        --------
            CABLE & SATELLITE (0.1%)
    33,400  Knology, Inc.*                                                   459
                                                                        --------

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            CASINOS & GAMING (0.6%)
    56,500  Ameristar Casinos, Inc.                                     $  1,254
    89,900  Bally Technologies, Inc.*                                      3,545
                                                                        --------
                                                                           4,799
                                                                        --------
            DEPARTMENT STORES (0.1%)
    61,000  Bon-Ton Stores, Inc.(a)                                          619
                                                                        --------
            DISTRIBUTORS (0.1%)
    35,300  Pool Corp.                                                       944
                                                                        --------
            DIVERSIFIED SUPPORT SERVICES (0.5%)
    80,300  UniFirst Corp.                                                 4,404
                                                                        --------
            EDUCATION SERVICES (0.2%)
    79,360  Lincoln Educational Services Corp.                             1,419
                                                                        --------
            FOOTWEAR (0.6%)
    64,900  Crocs, Inc.*                                                   2,033
   190,400  Skechers U.S.A., Inc. "A"*                                     3,170
                                                                        --------
                                                                           5,203
                                                                        --------
            GENERAL MERCHANDISE STORES (0.4%)
   287,300  Fred's, Inc. "A"(a)                                            3,787
                                                                        --------
            HOME FURNISHINGS (0.0%)
    67,030  Kid Brands, Inc.*                                                308
                                                                        --------
            HOMEFURNISHING RETAIL (0.2%)
    67,100  Cost Plus, Inc.*                                                 597
    79,379  Kirklands, Inc.*                                                 856
                                                                        --------
                                                                           1,453
                                                                        --------
            HOTELS, RESORTS, & CRUISE LINES (0.4%)
   122,800  Choice Hotels International, Inc.                              3,744
                                                                        --------
            HOUSEHOLD APPLIANCES (0.9%)
   240,600  Helen of Troy Ltd.*                                            7,759
                                                                        --------
            INTERNET RETAIL (0.1%)
    41,700  NutriSystem, Inc.                                                623
                                                                        --------
            LEISURE FACILITIES (0.1%)
    86,000  Town Sports International Holdings, Inc.*                        786
                                                                        --------
            LEISURE PRODUCTS (0.6%)
    95,700  Brunswick Corp.                                                2,089
   176,000  LeapFrog Enterprises, Inc.*                                      687
    19,200  Polaris Industries, Inc.                                       2,276
                                                                        --------
                                                                           5,052
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            PUBLISHING (0.0%)
    62,100  Dex One Corp.*(a)                                           $    125
                                                                        --------
            RESTAURANTS (2.3%)
   181,260  CEC Entertainment, Inc.                                        7,015
    69,700  Cheesecake Factory, Inc.*                                      2,009
    27,400  Cracker Barrel Old Country Store, Inc.                         1,236
    70,640  Dominos Pizza, Inc.*                                           1,898
    45,600  Jack in the Box, Inc.*                                         1,036
    16,500  P.F. Chang's China Bistro, Inc.(a)                               543
    28,500  Papa John's International, Inc.*                                 890
   452,200  Sonic Corp.*                                                   4,839
                                                                        --------
                                                                          19,466
                                                                        --------
            SPECIALIZED CONSUMER SERVICES (1.3%)
    39,300  Coinstar, Inc.*(a)                                             1,920
   133,621  Matthews International Corp. "A"                               4,836
    69,300  Sotheby's Holdings, Inc. "A"                                   2,935
    24,600  Steiner Leisure Ltd.*                                          1,196
                                                                        --------
                                                                          10,887
                                                                        --------
            SPECIALTY STORES (0.1%)
    29,757  Big 5 Sporting Goods Corp.                                       246
    11,300  Vitamin Shoppe, Inc.*                                            492
                                                                        --------
                                                                             738
                                                                        --------
            Total Consumer Discretionary                                 135,135
                                                                        --------
            CONSUMER STAPLES (2.3%)
            ----------------------
            BREWERS (0.1%)
     8,700  Boston Beer Co., Inc. "A"*                                       784
                                                                        --------
            FOOD DISTRIBUTORS (0.0%)
    14,140  Spartan Stores, Inc.                                             250
                                                                        --------
            FOOD RETAIL (1.0%)
   148,219  Casey's General Stores, Inc.                                   6,670
    49,210  Pantry, Inc.*                                                    877
    27,500  Ruddick Corp.                                                  1,152
                                                                        --------
                                                                           8,699
                                                                        --------
            PACKAGED FOODS & MEAT (0.5%)
    67,800  B&G Foods, Inc. "A"                                            1,274
    23,200  Diamond Foods, Inc.                                            1,661
   166,100  Smart Balance, Inc.*                                             787
                                                                        --------
                                                                           3,722
                                                                        --------

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            PERSONAL PRODUCTS (0.6%)
    26,580  Inter Parfums, Inc.                                         $    533
   106,203  Nu Skin Enterprises, Inc. "A"                                  3,987
    28,200  USANA Health Sciences, Inc.*                                     771
                                                                        --------
                                                                           5,291
                                                                        --------
            SOFT DRINKS (0.1%)
     1,400  Coca-Cola Bottling Co. Consolidated                               90
    30,000  National Beverage Corp.                                          444
                                                                        --------
                                                                             534
                                                                        --------
            Total Consumer Staples                                        19,280
                                                                        --------
            ENERGY (6.6%)
            ------------
            COAL & CONSUMABLE FUELS (0.6%)
    87,600  Cloud Peak Energy, Inc.*                                       1,954
   147,400  Patriot Coal Corp.*                                            2,787
                                                                        --------
                                                                           4,741
                                                                        --------
            OIL & GAS EQUIPMENT & SERVICES (2.8%)
    89,900  Bristow Group, Inc.                                            4,358
   151,449  Cal Dive International, Inc.*                                    845
   101,400  Complete Production Services, Inc.*                            3,942
    65,000  Global Geophysical Services, Inc.*                             1,109
   115,975  Matrix Service Co.*                                            1,617
    71,200  Mitcham Industries, Inc.*                                      1,293
   162,900  Newpark Resources, Inc.*                                       1,513
    92,412  RPC, Inc.(a)                                                   2,183
    52,489  Seacor Holdings, Inc.                                          5,268
    67,993  TETRA Technologies, Inc.*                                        875
                                                                        --------
                                                                          23,003
                                                                        --------
            OIL & GAS EXPLORATION & PRODUCTION (2.2%)
    44,300  Callon Petroleum Co.*                                            309
    34,200  Carrizo Oil & Gas, Inc.*                                       1,313
    19,700  Contango Oil & Gas Co.*                                        1,243
   174,600  GeoResources, Inc.*                                            4,456
    27,564  Gulfport Energy Corp.*                                         1,005
   260,000  Penn Virginia Corp.                                            3,411
    45,400  Rosetta Resources, Inc.*                                       2,351
    66,400  Stone Energy Corp.*                                            2,155
    57,400  VAALCO Energy, Inc.*                                             382
    73,700  W&T Offshore, Inc.(a)                                          1,997
                                                                        --------
                                                                          18,622
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            OIL & GAS REFINING & MARKETING (0.7%)
    86,800  Alon USA Energy, Inc.                                       $  1,055
   100,700  CVR Energy, Inc.*                                              2,704
   121,200  Western Refining, Inc.*                                        2,476
                                                                        --------
                                                                           6,235
                                                                        --------
            OIL & GAS STORAGE & TRANSPORTATION (0.3%)
   333,800  Scorpio Tankers, Inc.*                                         2,467
                                                                        --------
            Total Energy                                                  55,068
                                                                        --------
            FINANCIALS (15.4%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.9%)
   437,500  Ares Capital Corp.                                             7,061
    24,656  Calamos Asset Management, Inc. "A"                               336
                                                                        --------
                                                                           7,397
                                                                        --------
            CONSUMER FINANCE (0.8%)
     8,400  Cash America International, Inc.                                 470
    86,560  Dollar Financial Corp.*                                        1,871
    80,760  EZCORP, Inc. "A"*                                              2,688
    40,799  First Cash Financial Services, Inc.*                           1,765
                                                                        --------
                                                                           6,794
                                                                        --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
    36,700  Cardtronics, Inc.*                                               843
                                                                        --------
            DIVERSIFIED CAPITAL MARKETS (0.0%)
    15,100  HFF, Inc. "A"*                                                   228
                                                                        --------
            INVESTMENT BANKING & BROKERAGE (0.3%)
   138,900  BGC Partners, Inc. "A"(a)                                      1,137
    36,450  Stifel Financial Corp.*                                        1,384
                                                                        --------
                                                                           2,521
                                                                        --------
            LIFE & HEALTH INSURANCE (1.7%)
    54,100  CNO Financial Group, Inc.*                                       398
   300,000  Delphi Financial Group, Inc. "A"                               8,076
    35,242  FBL Financial Group, Inc. "A"                                  1,109
   203,900  Primerica, Inc.                                                4,408
                                                                        --------
                                                                          13,991
                                                                        --------
            MULTI-SECTOR HOLDINGS (0.0%)
    20,400  Compass Diversified Holdings                                     305
                                                                        --------
            PROPERTY & CASUALTY INSURANCE (1.3%)
    11,283  Alleghany Corp.*                                               3,717
   180,600  Amerisafe, Inc.*                                               3,885

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
   219,534  Assured Guaranty Ltd.                                       $  3,106
    14,900  Tower Group, Inc.                                                340
                                                                        --------
                                                                          11,048
                                                                        --------
            REGIONAL BANKS (3.9%)
   631,314  First Busey Corp.(a)                                           3,276
   492,700  First Midwest Bancorp, Inc.                                    5,873
   104,700  Hancock Holding Co.                                            3,450
   318,780  International Bancshares Corp.                                 5,362
   194,100  MB Financial, Inc.                                             3,919
    20,540  Signature Bank*                                                1,215
   331,500  Webster Financial Corp.                                        6,769
    52,900  Westamerica Bancorp                                            2,483
                                                                        --------
                                                                          32,347
                                                                        --------
            REINSURANCE (0.6%)
   148,000  Platinum Underwriters Holdings Ltd.                            5,084
                                                                        --------
            REITs - DIVERSIFIED (0.3%)
    35,400  Gladstone Commercial Corp.                                       615
    27,300  PS Business Parks, Inc.                                        1,551
                                                                        --------
                                                                           2,166
                                                                        --------
            REITs - MORTGAGE (0.3%)
   416,500  Newcastle Investment Corp.                                     2,503
                                                                        --------
            REITs - OFFICE (0.3%)
    80,900  Mack-Cali Realty Corp.                                         2,692
                                                                        --------
            REITs - RESIDENTIAL (1.8%)
   111,300  American Campus Communities, Inc.                              4,143
   276,416  Campus Crest Communities, Inc.                                 3,311
   426,368  Education Realty Trust, Inc.                                   3,743
    50,100  Home Properties, Inc.                                          3,283
    13,400  Mid-America Apartment Communities, Inc.                          949
                                                                        --------
                                                                          15,429
                                                                        --------
            REITs - RETAIL (0.6%)
   117,000  CBL & Associates Properties, Inc.                              2,078
    92,900  Tanger Factory Outlet Centers, Inc.                            2,550
                                                                        --------
                                                                           4,628
                                                                        --------
            REITs - SPECIALIZED (0.8%)
   254,494  DiamondRock Hospitality Co.                                    2,601
   123,900  Extra Space Storage, Inc.                                      2,634
   263,500  Strategic Hotel Capital, Inc.*                                 1,792
                                                                        --------
                                                                           7,027
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SPECIALIZED FINANCE (0.2%)
    38,000  NewStar Financial, Inc.*                                    $    405
    13,100  Portfolio Recovery Associates, Inc.*                           1,060
                                                                        --------
                                                                           1,465
                                                                        --------
            THRIFTS & MORTGAGE FINANCE (1.5%)
   270,160  First Niagara Financial Group, Inc.                            3,309
   215,404  Flushing Financial Corp.                                       2,654
   562,700  Northwest Bancshares, Inc.                                     6,916
                                                                        --------
                                                                          12,879
                                                                        --------
            Total Financials                                             129,347
                                                                        --------
            HEALTH CARE (13.4%)
            ------------------
            BIOTECHNOLOGY (2.2%)
    41,900  Acorda Therapeutics, Inc.*                                     1,190
   160,020  Alkermes, Inc.*                                                2,759
    92,800  Cubist Pharmaceuticals, Inc.*                                  3,153
    70,991  Emergent BioSolutions, Inc.*                                   1,466
   131,800  Enzon Pharmaceuticals, Inc.*                                   1,281
    99,700  Isis Pharmaceuticals, Inc.*(a)                                   861
   213,300  Nabi Biopharmaceuticals*                                         420
   136,270  Neurocrine Biosciences, Inc.*                                  1,053
    16,400  Onyx Pharmaceuticals, Inc.*                                      541
   237,510  PDL BioPharma, Inc.                                            1,470
   295,743  SciClone Pharmaceuticals, Inc.*                                1,899
   133,900  Spectrum Pharmaceuticals, Inc.*                                1,419
    38,800  Targacept, Inc.*                                                 793
                                                                        --------
                                                                          18,305
                                                                        --------
            HEALTH CARE DISTRIBUTORS (0.1%)
    32,500  Owens & Minor, Inc.                                              991
                                                                        --------
            HEALTH CARE EQUIPMENT (1.8%)
   108,200  Cyberonics, Inc.*                                              2,936
    16,100  Integra LifeSciences Holdings Corp.*                             726
   101,026  Invacare Corp.                                                 3,029
    49,170  Kensey Nash Corp.*                                             1,288
    81,200  Natus Medical, Inc.*                                             936
    34,700  NuVasive, Inc.*(a)                                               993
    27,770  Sirona Dental Systems, Inc.*                                   1,405
    22,700  SonoSite, Inc.*                                                  741
    82,850  Steris Corp.                                                   2,899
                                                                        --------
                                                                          14,953
                                                                        --------

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            HEALTH CARE FACILITIES (0.8%)
   256,300  AmSurg Corp.*                                               $  6,518
                                                                        --------
            HEALTH CARE SERVICES (1.4%)
    25,900  Air Methods Corp.*                                             1,816
    41,080  Amedisys, Inc.*                                                1,062
    25,800  Catalyst Health Solutions, Inc.*                               1,691
    87,474  CorVel Corp.*                                                  4,037
    71,570  Gentiva Health Services, Inc.*                                 1,287
    62,900  LHC Group, Inc.*                                               1,433
    43,652  Providence Service Corp.*                                        517
                                                                        --------
                                                                          11,843
                                                                        --------
            HEALTH CARE SUPPLIES (1.6%)
    73,570  Haemonetics Corp.*                                             4,819
   160,200  ICU Medical, Inc.*                                             6,806
    52,218  Merit Medical Systems, Inc.*                                     818
   311,600  RTI Biologics, Inc.*                                           1,025
                                                                        --------
                                                                          13,468
                                                                        --------
            LIFE SCIENCES TOOLS & SERVICES (2.3%)
    18,100  Bio-Rad Laboratories, Inc. "A"*                                1,973
   186,700  Charles River Laboratories International, Inc.*                7,384
   395,200  ICON plc ADR*                                                  8,825
    63,600  Luminex Corp.*                                                 1,294
                                                                        --------
                                                                          19,476
                                                                        --------
            MANAGED HEALTH CARE (1.0%)
    31,100  AMERIGROUP Corp.*                                              1,710
    31,000  Centene Corp.*                                                 1,017
    55,100  HealthSpring, Inc.*                                            2,261
   107,100  Molina Healthcare, Inc.*                                       2,426
    30,000  WellCare Health Plans, Inc.*                                   1,316
                                                                        --------
                                                                           8,730
                                                                        --------
            PHARMACEUTICALS (2.2%)
    41,800  Hi-Tech Pharmacal Co., Inc.*                                   1,183
    88,100  Impax Laboratories, Inc.*                                      1,866
   110,600  ISTA Pharmaceuticals, Inc.*                                      550
    17,200  Jazz Pharmaceuticals, Inc.*                                      696
   159,105  Medicines Co.*                                                 2,383
    11,900  Medicis Pharmaceutical Corp. "A"                                 442
   129,565  Par Pharmaceutical Companies, Inc.*                            4,197
   143,332  Questcor Pharmaceuticals, Inc.*                                4,450
    27,700  Salix Pharmaceuticals Ltd.*                                    1,074

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    77,490  Santarus, Inc.*                                             $    253
    65,150  ViroPharma, Inc.*                                              1,178
                                                                        --------
                                                                          18,272
                                                                        --------
            Total Health Care                                            112,556
                                                                        --------
            INDUSTRIALS (18.2%)
            ------------------
            AEROSPACE & DEFENSE (0.4%)
    25,400  Ceradyne, Inc.*                                                  823
    19,600  Cubic Corp.                                                      951
   141,651  GenCorp, Inc.*                                                   802
    20,100  LMI Aerospace, Inc.*                                             462
                                                                        --------
                                                                           3,038
                                                                        --------
            AIR FREIGHT & LOGISTICS (0.2%)
    20,400  Forward Air Corp.                                                636
    74,400  Pacer International, Inc.*                                       397
    18,100  Park-Ohio Holdings Corp.*                                        344
                                                                        --------
                                                                           1,377
                                                                        --------
            AIRLINES (0.4%)
    27,200  Alaska Air Group, Inc.*                                        1,663
   216,633  Hawaiian Holdings, Inc.*                                       1,018
    67,800  US Airways Group, Inc.*                                          423
                                                                        --------
                                                                           3,104
                                                                        --------
            BUILDING PRODUCTS (0.2%)
    46,700  A. O. Smith Corp.                                              1,937
                                                                        --------
            COMMERCIAL PRINTING (0.1%)
   175,110  Cenveo, Inc.*                                                  1,014
                                                                        --------
            CONSTRUCTION & ENGINEERING (0.7%)
   273,843  Great Lakes Dredge & Dock Corp.                                1,629
    40,914  Michael Baker Corp.*                                             854
    76,300  MYR Group, Inc.*                                               1,853
   101,200  Sterling Construction Co., Inc.*                               1,295
                                                                        --------
                                                                           5,631
                                                                        --------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
    12,700  NACCO Industries, Inc. "A"                                     1,154
    39,900  Sauer-Danfoss, Inc.*                                           1,895
    41,000  Twin Disc, Inc.                                                1,558
                                                                        --------
                                                                           4,607
                                                                        --------

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            DIVERSIFIED SUPPORT SERVICES (0.5%)
    10,100  Enernoc, Inc.*                                              $    169
   109,300  G&K Services, Inc. "A"                                         3,724
     8,600  Viad Corp.                                                       178
                                                                        --------
                                                                           4,071
                                                                        --------
            ELECTRICAL COMPONENTS & EQUIPMENT (1.9%)
    63,300  Acuity Brands, Inc.                                            3,082
   322,790  Belden, Inc.                                                  11,895
    14,800  Franklin Electric Co., Inc.                                      646
                                                                        --------
                                                                          15,623
                                                                        --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.7%)
    30,800  Rollins, Inc.                                                    588
   194,937  Standard Parking Corp.*                                        3,244
   115,284  Tetra Tech, Inc.*                                              2,536
                                                                        --------
                                                                           6,368
                                                                        --------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.4%)
    83,565  Insperity, Inc.                                                2,442
    49,800  Kelly Services, Inc. "A"*                                        779
                                                                        --------
                                                                           3,221
                                                                        --------
            INDUSTRIAL CONGLOMERATES (1.5%)
   298,700  Carlisle Companies, Inc.                                      12,913
                                                                        --------
            INDUSTRIAL MACHINERY (4.2%)
    99,500  Actuant Corp. "A"(a)                                           2,459
   301,503  Albany International Corp. "A"                                 8,011
   120,530  Altra Holdings, Inc.*                                          2,680
    38,200  Briggs & Stratton Corp.(a)                                       655
    39,200  CIRCOR International, Inc.                                     1,695
    19,600  CLARCOR, Inc.                                                    863
    18,600  Colfax Corp.*                                                    503
   150,800  ESCO Technologies, Inc.                                        5,230
    37,100  Kadant, Inc.*                                                    976
   218,300  Mueller Industries, Inc.                                       8,193
    29,200  Nordson Corp.                                                  1,490
    64,400  TriMas Corp.*                                                  1,544
    27,400  Watts Water Technologies, Inc. "A"                               919
                                                                        --------
                                                                          35,218
                                                                        --------
            MARINE (1.0%)
   139,451  Kirby Corp.*                                                   8,133
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            OFFICE SERVICES & SUPPLIES (2.3%)
   567,500  ACCO Brands Corp.*                                          $  4,864
   107,100  Knoll, Inc.                                                    1,955
   137,400  Steelcase, Inc. "A"                                            1,364
    86,500  Sykes Enterprises, Inc.*                                       1,669
   290,300  United Stationers, Inc.                                        9,316
                                                                        --------
                                                                          19,168
                                                                        --------
            RAILROADS (0.9%)
   133,500  Genesee & Wyoming, Inc. "A"*                                   7,348
                                                                        --------
            RESEARCH & CONSULTING SERVICES (0.3%)
   117,223  Dolan Co.*                                                       930
    47,800  Huron Consulting Group, Inc.*                                  1,547
                                                                        --------
                                                                           2,477
                                                                        --------
            SECURITY & ALARM SERVICES (0.1%)
    25,400  Brink's Co.                                                      758
                                                                        --------
            TRADING COMPANIES & DISTRIBUTORS (1.4%)
    72,200  Applied Industrial Technologies, Inc.                          2,305
    49,100  CAI International, Inc.*                                         862
    29,800  DXP Enterprises, Inc.*                                           810
   180,400  GATX Corp.                                                     7,113
    64,331  Houston Wire & Cable Co.                                       1,023
                                                                        --------
                                                                          12,113
                                                                        --------
            TRUCKING (0.5%)
    21,300  Dollar Thrifty Automotive Group, Inc.*                         1,535
    35,900  Knight Transportation, Inc.                                      565
    35,600  Old Dominion Freight Line, Inc.*                               1,319
    66,300  Quality Distribution, Inc.*                                      762
                                                                        --------
                                                                           4,181
                                                                        --------
            Total Industrials                                            152,300
                                                                        --------
            INFORMATION TECHNOLOGY (16.5%)
            -----------------------------
            APPLICATION SOFTWARE (2.6%)
    65,224  ACI Worldwide, Inc.*                                           2,359
   170,000  Actuate Corp.*                                                 1,032
    68,000  Blackboard, Inc.*                                              2,962
    80,200  Epiq Systems, Inc.                                             1,036
    32,391  Interactive Intelligence Group, Inc.*                          1,231
    77,070  JDA Software Group, Inc.*                                      2,155
    16,600  Kenexa Corp.*                                                    424
   257,000  Magma Design Automation, Inc.*                                 1,912
   110,800  Net 1 U.E.P.S Technologies, Inc.*                                874

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    15,600  NetScout Systems, Inc.*                                     $    238
    60,900  Parametric Technology Corp.*                                   1,266
   118,890  Quest Software, Inc.*                                          2,257
   164,130  Smith Micro Software, Inc.*                                      584
    19,300  Taleo Corp. "A"*                                                 639
    82,400  TIBCO Software, Inc.*                                          2,146
    11,900  Verint Systems, Inc.*                                            405
                                                                        --------
                                                                          21,520
                                                                        --------
            COMMUNICATIONS EQUIPMENT (1.7%)
    62,300  ADTRAN, Inc.                                                   2,061
    67,700  Aruba Networks, Inc.*                                          1,554
    16,000  Calix, Inc.*                                                     293
    67,200  DG FastChannel, Inc.*                                          1,899
    15,000  Digi International, Inc.*                                        214
    96,800  Harmonic, Inc.*                                                  526
    38,670  InterDigital, Inc.                                             2,639
    45,600  Ixia*                                                            456
    55,000  Netgear, Inc.*                                                 1,810
    86,850  Oplink Communications, Inc.*                                   1,466
    50,600  SeaChange International, Inc.*                                   484
   138,560  Tekelec*                                                       1,088
                                                                        --------
                                                                          14,490
                                                                        --------
            COMPUTER HARDWARE (0.8%)
   137,396  Cray, Inc.*                                                      830
   185,900  Diebold, Inc.                                                  5,621
                                                                        --------
                                                                           6,451
                                                                        --------
            COMPUTER STORAGE & PERIPHERALS (0.6%)
   120,040  Datalink Corp.*                                                1,241
    67,386  Electronics for Imaging, Inc.*                                 1,160
    54,500  Intermec, Inc.*                                                  588
   273,630  Novatel Wireless, Inc.*(a)                                     1,404
    40,800  Synaptics, Inc.*(a)                                            1,002
                                                                        --------
                                                                           5,395
                                                                        --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.8%)
    71,120  CSG Systems International, Inc.*                               1,263
   171,890  Global Cash Access Holdings, Inc.*                               483
    22,500  Heartland Payment Systems, Inc.                                  473
    31,030  Online Resources Corp.*                                          110
    97,650  TeleTech Holdings, Inc.*                                       1,933
    41,038  TNS, Inc.*                                                       694
    40,800  VeriFone Holdings, Inc.*                                       1,606
                                                                        --------
                                                                           6,562
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ELECTRONIC COMPONENTS (0.2%)
     9,300  Aeroflex Holding Corp.*                                     $    133
    12,100  DTS, Inc.*                                                       420
   120,400  Power-One, Inc.*(a)                                              868
                                                                        --------
                                                                           1,421
                                                                        --------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
    91,900  Coherent, Inc.*                                                4,414
    40,858  Daktronics, Inc.                                                 406
    21,800  DDi Corp.                                                        179
   147,830  MTS Systems Corp.                                              5,826
    97,400  Newport Corp.*                                                 1,514
                                                                        --------
                                                                          12,339
                                                                        --------
            ELECTRONIC MANUFACTURING SERVICES (0.5%)
    21,500  Echelon Corp.*                                                   178
    60,000  Kemet Corp.*                                                     732
     4,600  Multi-Fineline Electronix, Inc.*                                  94
   170,598  Nam Tai Electronics, Inc.                                        998
   155,700  Sanmina-SCI Corp.*                                             1,775
                                                                        --------
                                                                           3,777
                                                                        --------
            HOME ENTERTAINMENT SOFTWARE (0.2%)
    20,700  RealD, Inc.*(a)                                                  320
   109,400  Take-Two Interactive Software, Inc.*                           1,476
                                                                        --------
                                                                           1,796
                                                                        --------
            INTERNET SOFTWARE & SERVICES (0.7%)
    68,800  Keynote Systems, Inc.                                          1,648
     9,000  Opentable, Inc.*                                                 638
     9,800  Perficient, Inc.*                                                 98
    25,000  The Active Network, Inc.*(a)                                     454
   163,400  United Online, Inc.                                              975
   125,900  ValueClick, Inc.*                                              2,274
                                                                        --------
                                                                           6,087
                                                                        --------
            IT CONSULTING & OTHER SERVICES (1.5%)
    74,575  Acxiom Corp.*                                                  1,025
    34,600  CACI International, Inc. "A"*                                  2,044
    46,600  iGATE Corp.(a)                                                   699
   104,500  Lionbridge Technologies, Inc.*                                   340
   206,300  Maximus, Inc.                                                  7,969
    22,900  Virtusa Corp.*                                                   450
                                                                        --------
                                                                          12,527
                                                                        --------

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            OFFICE ELECTRONICS (0.6%)
   131,500  Zebra Technologies Corp. "A"*                               $  5,260
                                                                        --------
            SEMICONDUCTOR EQUIPMENT (1.1%)
   265,200  Amkor Technology, Inc.*(a)                                     1,414
    67,700  Amtech Systems, Inc.*(a)                                       1,215
    23,800  Cohu, Inc.                                                       298
     8,200  FEI Co.*                                                         271
    84,081  GT Solar International, Inc.*                                  1,147
   203,900  Kulicke & Soffa Industries, Inc.*                              1,876
    49,500  LTX-Credence Corp.*                                              356
    95,200  Rubicon Technology, Inc.*(a)                                   1,401
    47,900  Tessera Technologies, Inc.*                                      752
    12,600  Veeco Instruments, Inc.*(a)                                      501
                                                                        --------
                                                                           9,231
                                                                        --------
            SEMICONDUCTORS (1.6%)
   189,291  Applied Micro Circuits Corp.*                                  1,194
   239,800  Integrated Device Technology, Inc.*                            1,640
   142,309  IXYS Corp.*                                                    1,941
   334,080  Lattice Semiconductor Corp.*                                   2,071
    82,400  Microsemi Corp.*                                               1,636
   301,000  RF Micro Devices, Inc.*                                        2,032
    61,180  Semtech Corp.*                                                 1,425
    33,588  Standard Microsystems Corp.*                                     795
   141,870  TriQuint Semiconductor, Inc.*                                  1,067
                                                                        --------
                                                                          13,801
                                                                        --------
            SYSTEMS SOFTWARE (1.5%)
   128,700  Progress Software Corp.*                                       3,102
    96,154  TeleCommunication Systems, Inc. "A"*                             489
   387,100  Websense, Inc.*                                                8,779
                                                                        --------
                                                                          12,370
                                                                        --------
            TECHNOLOGY DISTRIBUTORS (0.6%)
    43,000  Anixter International, Inc.                                    2,684
   244,500  Brightpoint, Inc.*                                             2,223
                                                                        --------
                                                                           4,907
                                                                        --------
            Total Information Technology                                 137,934
                                                                        --------
            MATERIALS (5.5%)
            ---------------
            ALUMINUM (0.1%)
    91,500  Noranda Aluminum Holding Corp.*                                1,270
                                                                        --------
            COMMODITY CHEMICALS (0.1%)
    16,000  Koppers Holdings, Inc.                                           592
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            DIVERSIFIED CHEMICALS (0.3%)
   117,900  Solutia, Inc.*                                              $  2,528
                                                                        --------
            FOREST PRODUCTS (0.6%)
    94,000  Deltic Timber Corp.                                            4,874
                                                                        --------
            GOLD (0.1%)
   101,900  Jaguar Mining, Inc.*(a)                                          486
                                                                        --------
            METAL & GLASS CONTAINERS (0.8%)
   126,000  AptarGroup, Inc.                                               6,432
                                                                        --------
            PAPER PACKAGING (0.5%)
    99,420  Boise, Inc.                                                      689
    63,200  Rock-Tenn Co. "A"                                              3,884
                                                                        --------
                                                                           4,573
                                                                        --------
            PAPER PRODUCTS (0.1%)
    28,600  Neenah Paper, Inc.                                               578
                                                                        --------
            PRECIOUS METALS & MINERALS (0.5%)
    77,200  Coeur d'Alene Mines Corp.*                                     2,107
   308,600  Hecla Mining Co.*                                              2,398
                                                                        --------
                                                                           4,505
                                                                        --------
            SPECIALTY CHEMICALS (2.1%)
    37,500  Ferro Corp.*                                                     488
    54,530  Innophos Holdings, Inc.                                        2,628
    21,094  Kraton Performance Polymers, Inc.*                               761
   150,494  Omnova Solutions, Inc.*                                        1,017
   145,910  PolyOne Corp.                                                  2,262
    58,700  Rockwood Holdings, Inc.*                                       3,550
   389,161  Zep, Inc.                                                      7,297
                                                                        --------
                                                                          18,003
                                                                        --------
            STEEL (0.3%)
    16,900  Handy & Harman Ltd.*                                             239
   103,600  Worthington Industries, Inc.                                   2,173
                                                                        --------
                                                                           2,412
                                                                        --------
            Total Materials                                               46,253
                                                                        --------
            TELECOMMUNICATION SERVICES (0.5%)
            --------------------------------
            ALTERNATIVE CARRIERS (0.3%)
    44,700  Cogent Communications Group, Inc.*                               674
   103,220  PAETEC Holding Corp.*                                            456
   385,800  Vonage Holdings Corp.*(a)                                      1,547
                                                                        --------
                                                                           2,677
                                                                        --------

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.0%)
    10,900  HickoryTech Corp.                                           $    117
                                                                        --------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    26,300  Leap Wireless International, Inc.*                               354
    81,620  USA Mobility, Inc.                                             1,348
                                                                        --------
                                                                           1,702
                                                                        --------
            Total Telecommunication Services                               4,496
                                                                        --------
            UTILITIES (2.7%)
            ---------------
            ELECTRIC UTILITIES (1.3%)
   173,200  UniSource Energy Corp.                                         6,377
   170,600  Weststar Energy, Inc.                                          4,403
                                                                        --------
                                                                          10,780
                                                                        --------
            GAS UTILITIES (1.4%)
   131,000  Atmos Energy Corp.                                             4,379
    76,850  New Jersey Resources Corp.                                     3,352
     7,300  South Jersey Industries, Inc.                                    369
    87,100  WGL Holdings, Inc.                                             3,380
                                                                        --------
                                                                          11,480
                                                                        --------
            WATER UTILITIES (0.0%)
    11,392  Consolidated Water Co. Ltd.                                      103
                                                                        --------
            Total Utilities                                               22,363
                                                                        --------
            Total Common Stocks (cost: $672,707)                         814,732
                                                                        --------
            MONEY MARKET INSTRUMENTS (3.2%)

            MONEY MARKET FUNDS (3.2%)
26,675,961  State Street Institutional Liquid Reserve Fund, 0.14%(b)
             (cost: $26,676)                                              26,676
                                                                        --------
            SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
            FROM SECURITIES LOANED (1.9%)

            MONEY MARKET FUNDS (1.8%)
 2,941,308  Blackrock Liquidity Funds TempFund Portfolio, 0.05%(b)         2,941
11,772,208  Fidelity Institutional Money Market Portfolio, 0.12%(b)       11,772
                                                                        --------
            Total Money Market Funds                                      14,713
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL                                                                 MARKET
AMOUNT                                                                     VALUE
(000)       SECURITY                                                       (000)
--------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (0.1%)
      $810  Credit Suisse Securities, LLC, 0.15%, acquired on
             7/29/2011 and due 8/01/2011 at $810 (collateralized
             by $830 of Fannie Mae(d), 0.17%(c), due 10/12/2011;
             market value $830)                                         $    810
       331  Deutsche Bank Securities, Inc., 0.18%, acquired on
             7/29/2011 and due 8/01/2011 at $331 (collateralized
             by $336 of Fannie Mae(d), 1.45%, due 1/24/2014;
             market value $338)                                              331
                                                                        --------
            Total Repurchase Agreements                                    1,141
                                                                        --------
            Total Short-Term Investments Purchased With
             Cash Collateral From Securities Loaned (cost: $15,854)       15,854
                                                                        --------

            TOTAL INVESTMENTS (COST: $715,237)                          $857,262
                                                                        ========

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                   VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
                                                      (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                                  QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                              IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                                     FOR IDENTICAL ASSETS              INPUTS          INPUTS      TOTAL
--------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                        $814,732             $    -               $-   $814,732

Money Market Instruments:
  Money Market Funds                                     26,676                  -                -     26,676

Short-Term Investments
  Purchased With Cash Collateral
  From Securities Loaned:
  Money Market Funds                                     14,713                  -                -     14,713
  Repurchase Agreements                                       -              1,141                -      1,141
--------------------------------------------------------------------------------------------------------------
Total                                                  $856,121             $1,141               $-   $857,262
--------------------------------------------------------------------------------------------------------------

For the period of August 1, 2010, through July 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   REIT   Real estate investment trust

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of July 31, 2011.

   (b) Rate represents the money market fund annualized seven-day yield at July 31, 2011.

   (c) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (d) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

       authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2011

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including
      securities on loan of $14,979) (cost of $715,237)                        $857,262
  Receivables:
      Capital shares sold:
          Affiliated transactions (Note 8)                                           89
          Nonaffiliated transactions                                                609
      Dividends and interest                                                        219
      Securities sold                                                             1,090
      Other                                                                          40
                                                                               --------
          Total assets                                                          859,309
                                                                               --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                           15,855
      Securities purchased                                                        3,711
      Capital shares redeemed:
          Affiliated transactions (Note 8)                                            1
          Nonaffiliated transactions                                                917
   Accrued management fees                                                          556
   Accrued transfer agent's fees                                                     89
   Other accrued expenses and payables                                              103
                                                                               --------
          Total liabilities                                                      21,232
                                                                               --------
             Net assets applicable to capital shares outstanding               $838,077
                                                                               ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                              $733,834
  Accumulated undistributed net investment income                                   202
  Accumulated net realized loss on investments                                  (37,984)
  Net unrealized appreciation of investments                                    142,025
                                                                               --------
             Net assets applicable to capital shares outstanding               $838,077
                                                                               ========
  Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $700,636/49,451 shares outstanding)           $  14.17
                                                                               ========
      Institutional Shares (net assets of $137,441/9,656 shares outstanding)   $  14.23
                                                                               ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                   $ 10,048
   Interest                                                                          49
   Securities lending (net)                                                         459
                                                                               --------
       Total income                                                              10,556
                                                                               --------
EXPENSES
   Management fees                                                                5,492
   Administration and servicing fees:
       Fund Shares                                                                  956
       Institutional Shares                                                          55
   Transfer agent's fees:
       Fund Shares                                                                2,013
       Institutional Shares                                                          55
   Custody and accounting fees:
       Fund Shares                                                                  132
       Institutional Shares                                                          22
   Postage:
       Fund Shares                                                                   65
   Shareholder reporting fees:
       Fund Shares                                                                   42
   Trustees' fees                                                                    12
   Registration fees:
       Fund Shares                                                                   50
       Institutional Shares                                                           3
   Professional fees                                                                 83
   Other                                                                             23
                                                                               --------
           Total expenses                                                         9,003
                                                                               --------
NET INVESTMENT INCOME                                                             1,553
                                                                               --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain                                                              76,331
  Change in net unrealized appreciation/depreciation                             66,623
                                                                               --------
           Net realized and unrealized gain                                     142,954
                                                                               --------
  Increase in net assets resulting from operations                             $144,507
                                                                               ========

See accompanying notes to financial statements.

================================================================================

36  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------------

                                                                              2011         2010
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                   $  1,553     $    171
  Net realized gain on investments                                          76,331       40,599
  Change in net unrealized appreciation/depreciation
     of investments                                                         66,623       58,269
                                                                          ---------------------
     Increase in net assets resulting from operations                      144,507       99,039
                                                                          ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
     Fund Shares                                                              (958)           -
     Institutional Shares                                                     (542)           -
                                                                          ---------------------
           Total distributions of net investment income                     (1,500)           -
                                                                          ---------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
  Fund Shares                                                               35,971      (11,809)
  Institutional Shares                                                      38,054       24,080
                                                                          ---------------------
           Total net increase in net assets from
               capital share transactions                                   74,025       12,271
                                                                          ---------------------
  Net increase in net assets                                               217,032      111,310

NET ASSETS
  Beginning of year                                                        621,045      509,735
                                                                          ---------------------
  End of year                                                             $838,077     $621,045
                                                                          =====================
Accumulated undistributed net investment income:
  End of year                                                             $    202     $    139
                                                                          =====================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Small Cap Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is long-term growth of capital.

The Fund has two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund.

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

        Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include repurchase agreements valued at cost, which approximates fair value.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================


D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended July 31, 2011, the Fund did not incur any brokerage commission recapture credits.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2011, the Fund paid CAPCO facility fees of $2,000, which represents 1.5% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2011.

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for passive foreign investment corporation adjustments resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $10,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2011, and 2010, was as follows:

                                                     2011                2010
                                                  ------------------------------
Ordinary income*                                  $1,500,000             $--

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $    292,000
Accumulated capital and other losses                                (33,805,000)
Unrealized appreciation of investments                              137,756,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment corporation mark-to-market, and distributions.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2011, the Fund utilized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

capital loss carryovers of $76,504,000 to offset capital gains. At July 31, 2011, the Fund had capital loss carryovers of $33,805,000, for federal income tax purposes, which if not offset by subsequent capital gains, will expire in 2018. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2011, were $367,891,000 and $298,510,000, respectively.

As of July 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $719,505,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2011, for federal income tax purposes, were $172,666,000 and $34,910,000, respectively, resulting in net unrealized appreciation of $137,756,000.

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2011, the Fund received securities-lending income of $459,000, which is net of the 20% income retained by ClearLend. As of July 31, 2011, the Fund loaned securities having a fair market value of approximately $14,979,000 and received cash collateral of $15,855,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions for all classes were as follows, in thousands:

                                       YEAR ENDED               YEAR ENDED
                                       7/31/2011                7/31/2010
--------------------------------------------------------------------------------
                                  SHARES       AMOUNT      SHARES       AMOUNT
                                  ----------------------------------------------
FUND SHARES:
Shares sold                       15,101     $ 204,748     12,625      $ 139,409
Shares issued from reinvested
 dividends                            69           951          -              -
Shares redeemed                  (13,265)     (169,728)   (14,035)      (151,218)
                                  ----------------------------------------------
Net increase (decrease) from
 capital share transactions        1,905     $  35,971     (1,410)     $ (11,809)
                                  ==============================================
INSTITUTIONAL SHARES:
Shares sold                        4,284     $  56,985      5,213      $  57,621
Shares issued from reinvested
 dividends                            39           542          -              -
Shares redeemed                   (1,515)      (19,473)    (3,101)       (33,541)
                                  ----------------------------------------------
Net increase from capital
 share transactions                2,808     $  38,054      2,112      $  24,080
                                  ==============================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser

================================================================================

48  | USAA SMALL CAP STOCK FUND

================================================================================

    can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Small-Cap Core Funds Index over the performance period. The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/-1.00% to 4.00%                     +/-0.04%
+/-4.01% to 7.00%                     +/-0.05%
+/-7.01% and greater                  +/-0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $5,492,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(111,000) and $(7,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.02)% and (0.01)%, respectively.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Wellington Management Company, LLP (Wellington Management), under which Batterymarch and Wellington Management direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Batterymarch a subadvisory fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average daily net assets for the first $300 million in assets that Wellington Management manages, plus 0.65% of the Fund's average daily net assets over $300 million that Wellington Management manages. Prior to January 1, 2011, the Manager paid Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management managed. For the year ended July 31, 2011, the
    Manager incurred subadvisory fees, paid or payable to Batterymarch and Wellington Management, of $1,876,000 and $2,586,000, respectively.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.05% of average net assets of the Institutional Shares. Effective September 1, 2011, the Manager will receive a fee accrued daily and paid monthly at an annualized rate of 0.10% of average net assets of the Institutional Shares. For the year ended

================================================================================

50  | USAA SMALL CAP STOCK FUND

================================================================================

    July 31, 2011, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $956,000 and $55,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2011, the Fund reimbursed the Manager $23,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. Effective September 1, 2011, the Manager will receive a fee accrued daily and paid monthly at an annualized rate of 0.10% of average net assets of the Institutional Shares, plus out-of-pocket expenses. For the year ended July 31, 2011, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $2,013,000 and $55,000, respectively.

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 14 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of July 31, 2011, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

Fund recorded a receivable for capital shares sold of $89,000 and a payable for capital shares redeemed of $1,000 for the Target Funds' purchases and redemptions of Institutional Shares. As of July 31, 2011, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                 OWNERSHIP %
----------------------------------------------------------------------------
USAA Target Retirement Income Fund                                   0.8%
USAA Target Retirement 2020 Fund                                     2.0
USAA Target Retirement 2030 Fund                                     4.6
USAA Target Retirement 2040 Fund                                     5.9
USAA Target Retirement 2050 Fund                                     3.0

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

    Effective July 31, 2011, the Fund adopted guidance issued by FASB in January 2010, which requires entities to disclose information about purchases, sales, issuances, and settlements of Level 3 securities on a gross basis, rather than net. This adoption had no impact on the Fund's financial statements or disclosures.

================================================================================

52  | USAA SMALL CAP STOCK FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                      --------------------------------------------------------------------
                                          2011           2010           2009           2008           2007
                                      --------------------------------------------------------------------
Net asset value at
 beginning of period                  $  11.41       $   9.49       $  12.07       $  15.29       $  13.99
                                      --------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income (loss)              .02           (.00)(a)       (.00)(a)        .00(a)         .04
 Net realized and
  unrealized gain (loss)                  2.76           1.92          (2.57)         (1.72)          2.17
                                      --------------------------------------------------------------------
Total from investment
 operations                               2.78           1.92          (2.57)         (1.72)          2.21
                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income                    (.02)             -           (.01)          (.01)          (.02)
 Realized capital gains                      -              -              -          (1.49)          (.89)
 Return of capital                           -              -           (.00)(a)          -              -
                                      --------------------------------------------------------------------
Total distributions                       (.02)             -           (.01)         (1.50)          (.91)
                                      --------------------------------------------------------------------
Net asset value at
 end of period                        $  14.17       $  11.41       $   9.49       $  12.07       $  15.29
                                      ====================================================================
Total return (%)*                        24.38          20.23(d)      (21.28)        (12.16)         16.05(b)
Net assets at
 end of period (000)                  $700,636       $542,547       $464,755       $521,588       $514,204
Ratios to average net assets:**
 Expenses (%)(c)                          1.26           1.32(d)        1.40           1.31           1.32(b)
 Expenses, excluding
  reimbursements (%)(c)                   1.26           1.32(d)        1.43           1.31           1.32(b)
 Net investment income (loss) (%)          .15           (.01)           .02            .03            .25
Portfolio turnover (%)                      41             36             70             84            110

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2011, average net assets were $637,903,000.
(a) Represents less than $0.01 per share.
(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)      (.01%)
    (+) Represents less than 0.01% of average net assets.
(d) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $47,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund
    Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratios in the
    Financial Highlights table.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) --
INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                             PERIOD ENDED
                                                  YEAR ENDED JULY 31,          JULY 31,
                                             ------------------------
                                                 2011            2010          2009***
                                             --------------------------------------------
Net asset value at beginning of period       $  11.46         $  9.50          $ 12.10
                                             --------------------------------------------
Income (loss) from investment operations:
 Net investment income                            .06             .03              .03(a)
 Net realized and unrealized gain (loss)         2.78            1.93            (2.60)(a)
                                             --------------------------------------------
Total from investment operations                 2.84            1.96            (2.57)(a)
                                             --------------------------------------------
Less distributions from:
 Net investment income                           (.07)              -             (.02)
 Return of Capital                                  -               -             (.01)
                                             --------------------------------------------
Total distributions                              (.07)              -             (.03)
                                             --------------------------------------------
Net asset value at end of period             $  14.23         $ 11.46          $  9.50
                                             ============================================
Total return (%)*                               24.81           20.63           (21.18)
Net assets at end of period (000)            $137,441         $78,498          $44,980
Ratios to average net assets:**
 Expenses (%)(c)                                  .88             .89              .90(b)
 Net investment income (%)                        .51             .38              .40(b)
Portfolio turnover (%)                             41              36               70

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2011, average net assets were $111,189,000.
*** Institiutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

54  | USAA SMALL CAP STOCK FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2011, through July 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      FEBRUARY 1, 2011 -
                                     FEBRUARY 1, 2011      JULY 31, 2011        JULY 31, 2011
                                     -----------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00            $1,038.10               $6.27
Hypothetical
 (5% return before expenses)             1,000.00             1,018.65                6.21

INSTITUTIONAL SHARES
Actual                                   1,000.00             1,039.40                4.45
Hypothetical
 (5% return before expenses)             1,000.00             1,020.43                4.41

* Expenses are equal to the annualized expense ratio of 1.24% for Fund Shares and 0.88% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.81% for Fund Shares and 3.94% for Institutional Shares for the six-month period of February 1, 2011, through July 31, 2011.

================================================================================

56  | USAA SMALL CAP STOCK FUND

================================================================================

ADVISORY AGREEMENTS

July 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

                                                       ADVISORY AGREEMENTS |  57

================================================================================

the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

58  | USAA SMALL CAP STOCK FUND

================================================================================

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load and

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses was at the median of its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2010 and was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the top 30% of its performance universe for the one-year period ended December 31, 2010 and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2010. The Board took into account Management's discussion of the Fund's performance, including the effect of the current market

================================================================================

60  | USAA SMALL CAP STOCK FUND

================================================================================

environment, as well as any actions taken to address performance. The Board also noted the Fund's improved performance over the one- and three-year periods.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current advisory fee structure was reasonable.

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed

================================================================================

62  | USAA SMALL CAP STOCK FUND

================================================================================

the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser and each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays

================================================================================

                                                       ADVISORY AGREEMENTS |  63

================================================================================

a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2010, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the discussion of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

64  | USAA SMALL CAP STOCK FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of July 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), and serves on the Board of USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA SMALL CAP STOCK FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

68  | USAA SMALL CAP STOCK FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Senior Vice President, Compliance and Ethics, USAA (7/11-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-7/11); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

70  | USAA SMALL CAP STOCK FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments"
AT USAA.COM

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
         (8722)                      "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

             [LOGO OF USAA]
                 USAA(R)

   WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   40054-0911                                (C)2011, USAA. All rights reserved.





ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
July 31,  2011 and 2010 were $391,388 and $359,418, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    09/28/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    09/29/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/28/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.